Exhibit 10.1
SIGNATURE PAGE TO CREDIT AGREEMENT
     As provided in § 2.9 of that certain Amended and Restated Revolving and Term Credit Agreement dated as of August 6, 2010 (as the same may be amended from time to time, the “Credit Agreement”), among Forestar (USA) Real Estate Group Inc., as Borrower, Borrower’s Affiliates signatory thereto as Guarantors, KeyBank National Association, as Agent, Lender and Swing Line Lender, and the other lending institutions party thereto as Lenders, the undersigned, JPMorgan Chase Bank, National Association (“JPMorgan”), by its execution and delivery to the Agent of this signature page to the Credit Agreement, shall have become a Subsequent Lender, and specifically one of the Revolving Lenders and one of the Term Lenders, as set forth therein, and thus a party to the Credit Agreement for all purposes therein with the same force and effect as if originally named therein. Additionally, as a Subsequent Lender under the Credit Agreement, JPMorgan shall have become entitled to all the rights and security, and be subject to all the obligations, of a Lender, a Revolving Lender and a Term Lender thereunder. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Signature Page to Credit Agreement may be executed in any number of counterparts, each taken together constituting one original document.
     Effective as of the 23rd day of February, 2011.

SUBSEQUENT LENDER: JPMorgan Chase Bank, National Association
By:	/s/ Joe Carroll
	Name:	Joe Carroll
	Title:	Senior Vice President

Agreed, approved and consented to by:

AGENT:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Nathan Weyer

Name:	Nathan Weyer
Title:	Vice President

BORROWER:

FORESTAR (USA) REAL ESTATE GROUP INC.

By:	/s/ Christopher L. Nines

Name:	Christopher L. Nines
Title:	Chief Financial Officer